Income Taxes	9 Months Ended
Sep. 30, 2017
Income Tax Disclosure [Abstract]
Income Taxes
8.	INCOME TAXES

Income tax benefit was $0.3 million and $0.1 million for the nine months ended September 30, 2016 and 2017, respectively. Current year income tax benefit is attributable to changes in deferred income tax liabilities that were recognized in connection with the Company’s acquisitions. The Company and its other subsidiaries were in a cumulative loss position as of September 30, 2017.

The components of loss before income tax benefit consist of the following (in thousands):

	Year Ended December 31,
	2015	2016
Domestic	$(47,428)	$(83,714)
Foreign	(3,281)	(4,457)

	$(50,709)	$(88,171)

The components of the income tax benefit consist of the following (in thousands):

	Year Ended December 31,
	2015	2016
Current:
Federal	$—	$—
State	80	61
Foreign	136	165

	216	226
Deferred:
Federal	(15,488)	(26,386)
State	(2,948)	(4,165)
Foreign	(529)	(848)

	(18,965)	(31,399)
Change in valuation allowance	18,695	30,908

	$(54)	$(265)

The income tax benefit differs from the federal statutory rate due to the following:

	Year Ended December 31,
	2015	2016
Statutory rate	34.0%	34.0%
State taxes, net of federal benefit	5.7	5.4
Foreign rate differential	(0.9)	(0.8)
Valuation allowance	(36.9)	(35.1)
Other	(1.8)	(3.2)

	0.1%	0.3%

Deferred tax assets (liabilities) consist of the following (in thousands):

	December 31,
	2015	2016
Intangible assets	$1,048	$8,534
Property and equipment	19	28
Stock-based compensation	8,464	9,437
Net operating loss carryforwards	21,266	43,807
Other	1,341	1,840

Gross deferred income tax assets	32,138	63,646
Less valuation allowance	(31,400)	(62,308)

Net deferred income tax assets	738	1,338

Intangible assets	(1,281)	(1,296)
Property and equipment	(154)	(248)

Gross deferred income tax liabilities	(1,435)	(1,544)

Net deferred income tax liabilities	$(697)	$(206)

For the years ended December 31, 2015 and 2016 and for the nine months ended September 30, 2016 and 2017, the primary difference between the income tax calculated at the statutory rate and the effective rate is the valuation allowance established against the Company’s net deferred tax assets.

As of December 31, 2016, there exists $106.7 million federal net operating losses and $93.3 million of state net operating losses, respectively, which may be carried forward to offset future years’ tax liabilities and expire beginning in 2027. In addition, there exists $9.0 million of foreign net operating losses as of December 31, 2016 which may be carried forward indefinitely.

The Company considers whether any positions taken on the Company’s income tax returns would be considered uncertain tax positions that may require the recognition of a liability. The Company has concluded that there are no material uncertain tax positions as of December 31, 2015 and 2016 and as of September 30, 2017. The Company recognizes interest and penalties related to unrecognized tax benefits as a component of income benefit in the consolidated statement of operations and comprehensive loss. There were no amounts recognized for interest and penalties related to unrecognized tax benefits during the years ended December 31, 2015 and 2016 and during the nine months ended September 30, 2016 and 2017. The income tax returns for the taxable years 2012 to 2016 in the U.S., China, and Hong Kong remain open and subject to income tax audits.

Provision has not been made for U.S. taxes on undistributed earnings of foreign subsidiaries. Those earnings have been and will continue to be indefinitely reinvested.

Under the provisions of Section 382 of the Internal Revenue Code (“IRC”), net operating loss and credit carryforwards and other tax attributes may be subject to limitation if there has been a significant change in ownership of the Company, as defined by the IRC. Future owner of equity shifts, including an initial public offering, could result in limitations on net operating loss carryforwards.